EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002*
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Matthew J. Espe, Chief Executive Officer of IKON Office Solutions, Inc. (the “Company”), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2006 (the “Report”) that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 4, 2006

/s/ MATTHEW J. ESPE Matthew J. Espe
Chairman and Chief Executive Officer

*	The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and it is not being filed as part of the Report or as a separate disclosure document.

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